Exhibit 99.1

China HGS Reports Full Year Financial Results for the Fiscal Year 2019

HANZHONG, CHINA – January 14, 2020, China HGS Real Estate Inc. (NASDAQ: HGSH) (“China HGS” or the “Company”), a leading regional real estate developer headquartered in Hanzhong City, Shaanxi Province, China, today filed its Annual Report on Form 10-K for the fiscal year 2019 ended September 30, 2019 with the U.S. Securities and Exchange Commission. An electronic copy of the Annual Report on Form 10-K can be accessed on the SEC’s website at www.sec.gov.

Highlights for the Fiscal 2019

●	Total revenues for the fiscal 2019 were approximately $40.0 million, a decrease of approximately 39% from approximately $65.5 million in fiscal 2018.

●	Net income for the fiscal 2019 totaled approximately $3.7 million, a decrease of approximately 29% from the net income of approximately $5.2 million in fiscal 2018.

●	Basic and diluted net earnings per share attributable to shareholders for the fiscal 2019 were $0.08, compared to $0.12 for the fiscal 2018.

Safe Harbor Statement

This press release contains forward-looking statements, which are subject to change. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All “forward-looking statements” relating to the business of China HGS Real Estate Inc., which can be identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions, involve known and unknown risks and uncertainties which could cause actual results to differ. These factors include but are not limited to: the uncertain market for the Company’s business, macroeconomic, technological, regulatory, or other factors affecting the profitability of real estate business; and other risks related to the Company’s business and risks related to operating in China. Please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, for specific details on risk factors. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company’s actual results could differ materially from those contained in the forward-looking statements. The Company undertakes no obligation to revise or update its forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

About China HGS Real Estate, Inc.

China HGS Real Estate, Inc. (NASDAQ: HGSH), founded in 1995 and headquartered in Hanzhong City, Shaanxi Province, is a leading real estate developer in the region and holds the national grade I real estate qualification. The Company focuses on the development of high-rise, sub-high-rise residential buildings and multi-building apartment complexes in China’s Tier 3 and Tier 4 cities and counties with rapidly growing populations driven by increased urbanization. The Company provides affordable housing with popular and modern designs to meet the needs of multiple buyer groups. The Company’s development activity spans a range of services, including land acquisition, project planning, design management, construction management, sales and marketing, and property management. For further information about China HGS, please go to www.chinahgs.com.

Company contact:

Randy Xiong, President of Capital Market
China Phone: (86) 091-62622612

Email: randy.xiong@chinahgs.com

CHINA HGS REAL ESTATE INC.

CONSOLIDATED BALANCE SHEETS

	September 30,	September 30,
	2019	2018
ASSETS
Current assets:
Cash	$263,139	$3,267,020
Restricted cash	3,938,978	3,508,557
Contract assets	12,668,925	12,582,965
Real estate property development completed	100,817,944	58,999,178
Real estate property under development	-	60,128,554
Other current assets	2,031,937	1,408,826
Total current assets	119,720,923	139,895,100
Property, plant and equipment, net	614,008	718,366
Real estate property development completed, net of current portion	1,115,086	1,217,650
Security deposits	7,972,117	8,296,782
Real estate property under development, net of current portion	215,745,225	215,431,915
Due from local government for real estate property development completed	2,725,854	2,836,865
Total Assets	$347,893,213	$368,396,678

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Construction loans	$77,332,569	$55,610,803
Accounts payables	27,368,510	20,507,128
Other payables	5,289,176	4,894,774
Construction deposits	1,814,232	1,879,570
Contract liabilities	1,907,828	5,844,189
Customer deposits	16,139,572	20,234,072
Shareholder loans	2,129,114	2,142,110
Accrued expenses	3,585,644	3,006,150
Taxes payable	13,882,875	15,492,902
Total current liabilities	149,449,520	129,611,698
Deferred tax liabilities	-	2,068,257
Tax payable - long term	8,006,943	4,960,779
Customer deposits, net of current portion	1,043,692	1,914,677
Construction loans, less current portion	29,464,867	66,885,378
Construction deposits, net of current portion	1,228,041	1,278,053
Total liabilities	189,193,063	206,718,842

Commitments and Contingencies
Stockholders’ equity
Common stock, $0.001 par value, 100,000,000 shares authorized, 45,050,000 shares issued and outstanding September 30, 2019 and 2018	45,050	45,050
Additional paid-in capital	129,907,805	129,907,805
Statutory surplus	10,360,251	9,925,794
Retained earnings	34,070,767	30,803,052
Accumulated other comprehensive loss	(15,683,723)	(9,003,865)
Total stockholders’ equity	158,700,150	161,677,836
Total Liabilities and Stockholders’ Equity	$347,893,213	$368,396,678

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED SEPTEMBER 30, 2019 and 2018

	2019	2018
Real estate sales	$39,964,556	$65,487,296
Less: Sales tax	389,406	1,248,230
Net real estate sales	39,575,150	64,239,066
Cost of real estate sales	30,253,511	48,642,392
Gross profit	9,321,639	15,596,674
Operating expenses
Selling and distribution expenses	494,646	843,813
General and administrative expenses	2,661,578	2,530,269
Total operating expenses	3,156,224	3,374,082
Operating income	6,165,415	12,222,592
Interest expense, net	(131,270)	(499,855)
Other income (expense), net	(309,930)	(1,407,109)
Income before income taxes	5,724,215	10,315,628
Provision for income taxes	2,022,043	5,072,711
Net income	3,702,172	5,242,917
Other comprehensive loss
Foreign currency translation adjustment	(6,679,858)	(5,509,080)
Comprehensive loss	$(2,977,686)	$(266,163)
Basic and diluted income per common share
Basic and diluted	$0.08	$0.12
Weighted average common shares outstanding
Basic and diluted	45,050,000	45,050,000

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED SEPTEMBER 30, 2019 AND 2018

	Common Stock		Additional	Statutory	Retained	Accumulated Other Comprehensive
	Shares	Amount	Paid-in Capital	Surplus	Earnings	Loss	Total
Balance at September 30, 2017	45,050,000	45,050	129,853,172	9,142,899	26,343,030	(3,494,785)	161,889,366
Stock-based Compensation	-	-	54,633				54,633
Appropriation of statutory reserve	-	-		782,895	(782,895)		-
Net income for the year	-	-			5,242,917		5,242,917
Foreign currency translation adjustments	-	-				(5,509,080)	(5,509,080)
Balance at September 30, 2018	45,050,000	$45,050	$129,907,805	$9,925,794	$30,803,052	$(9,003,865)	$161,677,836
Stock-based Compensation
Appropriation of statutory reserve				434,457	(434,457)		-
Net income for the year					3,702,172		3,702,172
Foreign currency translation adjustments						(6,679,858)	(6,679,858)
Balance at September 30, 2019
	45,050,000	$45,050	$129,907,805	$10,360,251	$34,070,767	$(15,683,723)	$158,700,150

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED SEPTEMBER 30, 2019 and 2018

	2019	2018
Cash flows from operating activities
Net income	$3,702,172	$5,242,917
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred tax provision	1,302,606	1,999,052
Depreciation	79,270	85,788
Stock based compensation	-	54,633
Changes in assets and liabilities:
Advances to vendors	20,395	38,990
Security deposits		-
Contract assets	(601,265)	(321,291)
Real estate property development completed	(45,818,735)	18,789,499
Real estate property under development	50,974,817	(16,955,946)
Other current assets	(725,508)	37,764
Accounts payables	7,967,500	(2,930,405)
Other payables	609,156	1,176,231
Contract liabilities	(3,854,568)	1,817,121
Customer deposits	(4,261,166)	(4,137,470)
Construction deposits	8,538	(26,353)
Accrued expenses	700,527	(74,789)
Taxes payables	(1,166,158)	(1,413,508)
Net cash provided by operating activities	8,937,581	3,382,233

Cash flow from financing activities
Proceeds from construction loans	488,307	5,150,795
Repayment of construction loans	(11,825,666)	(6,060,305)
Proceeds from shareholder loans	-	1,505,324
Repayment of shareholder loans	-	(1,659,834)
Net cash used in financing activities	(11,337,359)	(1,064,020)
Effect of changes of foreign exchange rate on cash	(173,682)	(259,240)
Net increase (decrease) in cash	(2,573,460)	2,058,973
Cash, restricted cash, beginning of year	6,775,577	4,716,604
Cash, restricted, cash, end of year	$4,202,117	$6,775,577
Supplemental disclosures of cash flow information:
Interest paid	$7,199,086	$6,643,169
Income taxes paid	$347,675	$772,337

Representing
Cash	$263,139	$3,267,020
Restricted cash	$3,938,978	$3,508,557
	$4,202,117	$6,775,577